                                                                  Exhibit (j)1.2

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ Lynn L. Anderson
                                    -------------------------------------
                                    Lynn L. Anderson
                                    Trustee, Frank Russell Investment
                                    Company
    10/30/00
----------------------
Date

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ Paul E. Anderson
                                    -------------------------------------
                                    Paul E. Anderson
                                    Trustee, Frank Russell Investment
                                    Company
      10/26/00
----------------------
Date

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ Paul Anton, PhD
                                    -------------------------------------
                                    Paul Anton, PhD
                                    Trustee, Frank Russell Investment
                                    Company
     10/25/00
---------------------
Date

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ William E. Baxter
                                    -------------------------------------
                                    William E. Baxter
                                    Trustee, Frank Russell Investment
                                    Company
     10/26/00
-------------------
Date

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ Kristianne Blake
                                    -------------------------------------
                                    Kristianne Blake
                                    Trustee, Frank Russell Investment
                                    Company
    10/26/00
--------------------
Date

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ Lee C. Gingrich
                                    -------------------------------------
                                    Lee C. Gingrich
                                    Trustee, Frank Russell Investment
                                    Company
    10/26/00
---------------------
Date

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ Eleanor W. Palmer
                                    -------------------------------------
                                    Eleanor W. Palmer
                                    Trustee, Frank Russell Investment
                                    Company
    10/25/00
------------------
Date

                           LIMITED POWER OF ATTORNEY

                                with respect to

                    POST-EFFECTIVE AMENDMENT NO. 49 TO THE
                      SECURITIES AND EXCHANGE COMMISSION
                            REGISTRATION STATEMENT
                                      of
                       FRANK RUSSELL INVESTMENT COMPANY

   Know by all men these presents that the undersigned hereby constitutes and appoints the persons holding the offices of President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of Frank Russell Investment Company from time to time, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign Post-Effective Amendment No. 49 to Frank Russell Investment Company's registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.



                                    /s/ Raymond P. Tennison, Jr.
                                    -------------------------------------
                                    Raymond P. Tennison, Jr.
                                    Trustee, Frank Russell Investment
                                    Company
     10/28/00
-------------------
Date